SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 6, 2006

PHARMOS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Nevada	0-11550	36-3207413

(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

99 Wood Avenue South, Suite 311, Iselin, NJ	08830

(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code (732) 452-9556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 6, 2006, Pharmos Corporation made the investor presentation attached hereto as Exhibt 99.1, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1       Pharmos Corporation investor presentation, dated June 6, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of June, 2006.

PHARMOS CORPORATION

By:	/s/ James A. Meer

Name:	James A. Meer
Title:	Senior Vice President and Chief Financial Officer